RELEASE AND SETTLEMENT AGREEMENT

This Release and Settlement Agreement ("Settlement Agreement") is dated this 15th day of October, 2008 by and among Playbox (US) Inc., a Nevada corporation (“Playbox”) and Harry Maloney, a resident of London, England (“Maloney”).

WHEREAS, a dispute and controversy has arisen regarding the obligations of Playbox and Maloney with respect to the cash compensation (the “Compensation”) due and payable to Maloney by Playbox; and,

WHEREAS, Playbox has proposed to pay to Maloney, in lieu of the Compensation, shares (the “Shares”), in the amount set forth below, of the common stock of Playbox in full satisfaction and discharge of the due and owing Compensation, and Maloney has agreed to accept the Shares in lieu of the due and owing Compensation pursuant to the terms and conditions set forth herein, and

WHEREAS, the parties hereto desire to resolve all obligations due and owing presently or any obligation that may arise in the future, between them related to any and all Compensation owed by Playbox to Maloney prior to the date of this Settlement Agreement, including but not limited to, any debts, salary, incentive bonus, stock awards or any other financial obligation or agreement owed to Maloney.

NOW, THEREFORE, in consideration of the promises and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.
Release of Playbox by Maloney. In exchange for issuing to Maloney 700,000 shares (collectively, the “Shares” as indicated above) of the Company, Maloney hereby fully, forever, irrevocably and unconditionally releases, remises and discharges Playbox and its subsidiaries and affiliates and each of their current or former officers, directors, stockholders, attorneys, agents, or employees (collectively, the "Playbox Released Parties") from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs), of every kind and nature, known or unknown, which he ever had or now has against the Playbox Released Parties including, but not limited to, all claims arising out of Maloney's business dealings, employment with or separation from Playbox, all wrongful discharge claims, all common law claims including, but not limited to, actions in tort, defamation, breach of contract and any claims under any other federal, state or local statutes or ordinances not expressly referenced above.

2.
Release of Maloney by Playbox. Playbox hereby fully, forever, irrevocably and unconditionally releases, remises and discharges Maloney from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys' fees and costs) of every kind and nature, known or unknown, which Playbox has against Maloney including, but not limited to, all claims arising out of Maloney's employment with or separation from Playbox, and all common law claims including, but not limited to, actions in tort, defamation, and breach of contract and any claims under any other federal, state or local statutes or ordinances.

3.
Resignation as a Director of Playbox.  After having received the Shares in lieu of a cash payment, Maloney will immediately resign as a director and officer of Playbox and execute and deliver any and all documents which may be necessary to effect such resignation.

4.
Piggy-Back Registration Rights. If at any time subsequent to the execution of this Agreement, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issued in connection with the stock option or other employee benefit plans, then the Company shall include in such registration statement all or any part of such Securities described herein that are being issued to Maloney under this Settlement Agreement.

5.
Lock-up/Leak-out Agreement.  Maloney hereby agrees to a lock-up/leak-out agreement on the Shares such that when the Shares are registered as set forth in paragraph 4 and become free-trading, Maloney will not sell more than 20,000 shares in any 7 day period.

6.
Confidentiality.  The parties hereto understand and agree that the terms and contents of this Agreement, and the contents of the negotiations and discussions resulting in this Agreement, shall be maintained as confidential, and none of the above shall be disclosed except to the extent required by federal or state law.

7.
Amendment.  This Agreement shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by a duly authorized representative of the parties hereto.  This agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.

8.
Entire Agreement and Applicable Law.  This Agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to the settlement of claims the parties have against each other.  This Agreement cancels all previous oral and written negotiations, agreements, commitments, and writings in connection therewith.  This Agreement shall be governed by the laws of the State of Nevada.

9.
Acknowledgments and Assent. Maloney acknowledges that it has been given at least twenty-one (21) days to consider this Settlement Agreement and that it was advised to consult with an attorney prior to signing this Settlement Agreement and has in fact consulted with counsel of his own choosing prior to executing this Settlement Agreement.  Maloney may revoke this agreement for a period of two (2) days after signing this Agreement, and this Agreement shall not be effective or enforceable until the expiration of this two (2) day revocation period.  Maloney agrees that it has read this Settlement Agreement and understands the content herein, and freely and voluntarily assents to all of the terms herein.

10.
Severability.  The provisions of this Settlement Agreement shall be severable, so that the unenforceability, validity or legality of any one provision shall not affect the enforceability, validity or legality of the remaining provisions hereof.

11.
Joint Drafting.  This Settlement Agreement shall be deemed to have been drafted jointly by the Parties hereto, and no inference or interpretation against any one party shall be made solely by virtue of such party allegedly having been the draftsperson of this Settlement Agreement.

12.
Denial of Liability. Playbox and Maloney each understands and agrees that this Settlement Agreement shall not be construed as an admission of liability on the part of any person, firm, corporation, or other entity released, liability being expressly denied.

13.
Nonreliance.  The undersigned Parties agree that they expressly assume all risk that the facts or law may be, or become, different that the facts or law as presently believed by them.  Playbox and Maloney have each conducted extensive, sufficient and appropriate due diligence with respect to the facts and circumstances surrounding and related to this Settlement Agreement.  Playbox and Maloney expressly disclaim all reliance upon, and prospectively waive any fraud, misrepresentation, negligence or other claim based on information supplied by the other party, in any way relating to the subject matter of this Settlement Agreement.

14.
Covenant Not to Sue.  Playbox and Maloney each covenant with the other never to institute or participate in any administrative proceeding, suit or action, at law or in equity, against each other by reason of any claim released in this Settlement Agreement.

15.	Counterparts. This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

16.
Facsimile Signature.  It is expressly agreed to that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as the originals for all purposes.

     IN WITNESS WHEREOF, the parties hereto have executed this Release and Settlement Agreement as of the date set forth above.

Playbox (US) Inc.	Harry Maloney

/s/ Robert Burden	/s/ Harry Maloney
Robert Burden
President & Director